Spectrum Low Volatility Fund
Portfolio of Investments (Unaudited)
June 30, 2020

Shares				Value
	MUTUAL FUNDS - 35.13%
	DEBT FUNDS - 35.13%
1,770,665	AlphaCentric Income Opportunities Fund - Class I			$17,246,275
3,541,988	Braddock Multi-Strategy Income Fund - Institutional Class			23,872,997
	TOTAL MUTUAL FUNDS (Cost - $38,485,549)			41,119,272

	SHORT-TERM INVESTMENTS - 15.91%
	MONEY MARKET FUND - 15.91%
18,622,994	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.06% (a)			18,622,994
	TOTAL SHORT-TERM INVESTMENTS (Cost - $18,622,994)

Principal ($)	U.S. GOVERNMENT OBLIGATIONS - 42.56%
	U.S. TREASURY BILLS - 42.56%	Coupon	Maturity
7,820,000	U.S. Treasury Bill	0.00%	8/27/2020	7,818,390
42,000,000	U.S. Treasury Bill	0.00%	9/24/2020	41,986,613
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost - $49,808,845)			49,805,003

	TOTAL INVESTMENTS - 93.60% (Cost - $106,917,388)			$109,547,269
	OTHER ASSETS LESS LIABILITIES - 6.40%			7,486,056
	NET ASSETS - 100.0%			$117,033,325

(a) Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts		Expiration	Notional Amount at June 30, 2020		Unrealized Appreciation
66	Gold 100 OZ		Aug-20	$11,883,300		$64,840
	TOTAL FUTURES CONTRACT

TOTAL RETURN SWAPS
Number of		Notional Amount at		Termination		Unrealized
Shares	Reference Entity	June 30, 2020	Interest Rate Payable (1)	Date	Counterparty	Appreciation
1,529,903	BlackRock High Yield Bond Portfolio	$10,969,405	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	$-
101,700	iShares National Muni Bond ETF	11,736,180	1-Mth USD_LIBOR plus 35 bp	5/20/2021	CS	58,776
1,283,547	PIMCO High Yield Fund	10,871,643	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
1,133,252	PIMCO Income Fund	13,032,398	3-Mth USD_LIBOR plus 185 bp	6/30/2022	BRC	-
						$58,776
BRC - Barclays Capital Inc.
CS - Credit Suisse Securities (Europe) Limited
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
(1) Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

Spectrum Advisors Preferred Fund
Portfolio of Investments (Unaudited)
June 30, 2020

Shares						Value
	EXCHANGE TRADED FUNDS - 15.85%
	DEBT FUNDS - 15.85%
8,500	iShares Core U.S. Aggregate Bond ETF					$1,004,785
7,500	iShares iBoxx $ Investment Grade Corporate Bond ETF					1,008,750
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,007,774)					2,013,535

	MUTUAL FUND - 10.60%
	DEBT FUND - 10.60%
199,744	Braddock Multi-Strategy Income Fund - Institutional Class					1,346,277
	TOTAL MUTUAL FUND (Cost - $1,204,466)

	SHORT-TERM INVESTMENTS - 44.55%
	MONEY MARKET FUNDS - 44.55%
2,829,004	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.06% (a)					2,829,004
2,829,003	First American Government Obligations Fund - Class Z - 0.06% (a)					2,829,003
	TOTAL SHORT-TERM INVESTMENTS (Cost - $5,658,007)					5,658,007

	TOTAL INVESTMENTS - 71.00% (Cost - $8,870,247)					$9,017,819
	OTHER ASSETS IN EXCESS OF LIABILITIES - 29.00%					3,682,394
	NET ASSETS - 100.0%					$12,700,213

ETF - Exchange Traded Fund
(a) Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts		Expiration	Notional Value at June 30, 2020		Unrealized Appreciation (Depreciation)
61	E-Mini Russell 2000 Index		Sep-20	$4,384,680		$(7,860)
32	NASDAQ 100 E-mini Index		Sep-20	6,494,272		13,553
6	U.S. Long Bond (CBT)		Sep-20	1,071,378		(2,997)
	TOTAL FUTURES CONTRACTS					$2,696
CBT - Chicago Board of Trade

TOTAL RETURN SWAPS
Number of		Notional Amount at		Termination		Unrealized Appreciation (Depreciation)
Shares	Reference Entity	June 30, 2020	Interest Rate Payable (i)	Date	Counterparty
9,880	Applied Materials, Inc.	$597,246	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	$1,932
3,805	Automatic Data Processing, Inc.	566,526	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	(679)
7,973	CSX Corp.	556,037	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	(1,092)
14,887	Exelon Corp.	540,249	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	(12,266)
1,967	Intuit, Inc.	582,606	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	9,832
3,048	KLA Corp.	592,775	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	1,827
1,912	Lam Research Corp.	618,455	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	10,174
5,586	Microchip Technology, Inc.	588,262	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	2,054
11,277	Micron Technology, Inc.	580,991	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	2,193
1,578	Nvidia Corp.	599,498	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	8,330
4,544	Skyworks Solutions, Inc.	580,996	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	(5,863)
12,952	Western Digital Corp.	571,831	1-Mth USD_LIBOR plus 35 bp	1/19/2021	CS	3,346
						$19,788

CS - Credit Suisse Securities (Europe) Limited
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
(i) Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
June 30, 2020

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results produces reliable results.

Valuation of Fund of Funds - The Fund may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
June 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Funds' assets and liabilities measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1	Level 2	Level 3	Totals
Mutual Funds	$41,119,272	$-	$-	$41,119,272
Money Market Fund	18,622,994	-	-	18,622,994
U.S. Government Obligations	49,805,003	-	-	49,805,003
Total Assets:	$109,547,269	$-	$-	$109,547,269
Derivatives:
Futures Contracts	$64,840		$-	$64,840
Swaps	-	58,776	-	58,776
Total Derivative Assets	$64,840	$58,776	$-	$123,616

Spectrum Advisors Preferred Fund

Assets *	Level 1	Level 2	Level 3	Totals
Exchange Traded Funds	$2,013,535	$-	$-	$2,013,535
Mutual Fund	1,346,277	-	-	1,346,277
Money Market Funds	5,658,007	-	-	5,658,007
Total Assets:	$9,017,819	$-	$-	$9,017,819
Derivatives:
Futures Contracts	$2,696	$-	$-	$2,696
Swaps		19,788	-	19,788
Total Derivative Assets	$2,696	$19,788	$-	$22,484

* Refer to the Portfolio of Investments for sector classifications.
The Funds did not hold any Level 3 securities during the period.

Swap Contracts - Each Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

Spectrum Funds
Portfolio of Investments (Unaudited) (Continued)
June 30, 2020

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. The maximum pay-outs for these contracts are limited to the notional amount of each swap. The Fund collateralizes swap agreements with cash and certain securities. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov. At June 30, 2020, the unrealized appreciation on swap contracts in the Spectrum Low Volatility Fund and Spectrum Advisor Preferred Fund amounted to $58,776 and $19,788, respectively, such appreciation was subject to interest rate, credit risk and equity risk.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing its investment objective. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds' basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. With futures, there is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. At June 30, 2020, the unrealized appreciation on future contracts in the Spectrum Low Volatility Fund and Spectrum Advisor Preferred Fund amounted to $64,840 and $2,696, respectively, such appreciation was subject to equity, interest rate and commodity risk .

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of the underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The identified cost of investments in securities owned by the Funds for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 2020 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Spectrum Low Volatility Fund	$106,964,560	$2,633,723	$(51,014)	$2,582,709
Spectrum Advisors Preferred Fund	8,870,247	147,572	-	147,572